UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 4, 2010
WATSON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specifi-ed in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-03305 (Commission File Number)	95-3872914 (IRS Employer Identification No.)
311 Bonnie Circle
Corona, California 92880
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (951) 493-5300
(Former name or former address, if changed since last report): Not applicable.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of an Officer.
On August 4, 2010, Watson Pharmaceuticals, Inc. (the “Company”) announced that Thomas R. Russillo would be succeeded by Sigurdur Oli Olafsson as Executive Vice President, Global Generics, effective September 1, 2010. Mr. Russillo will retire from the Company at the end of 2010.
The news release announcing Mr. Russillo’s retirement and Mr. Olafsson’s appointment is attached hereto as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	Press Release issued by Watson Pharmaceuticals, Inc. on August 4, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2010	WATSON PHARMACEUTICALS, INC.
	By:	/s/ David A. Buchen
		Name:	David A. Buchen
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release issued by Watson Pharmaceuticals, Inc. on August 4, 2010.